Trade and other receivables	12 Months Ended
Dec. 31, 2022
Text block [abstract]
Trade and other receivables
26. Trade and other receivables

	2022 £m	2021 £m

Trade receivables, net of loss allowance	5,452	6,246

Accrued income	19	12

Prepayments	343	315

Interest receivable	2	3

Employee loans and advances	11	18

Other receivables	1,226	1,266

	7,053	7,860

There were no trade or other receivable balances (2021: £nil) due from associates and joint ventures. The most significant component of other receivables comprises receivables for taxes other than corporate income tax. Other significant balances within other receivables are royalties receivable and amounts receivable from collaboration partners.

Loss allowance - trade receivables	2022 £m	2021 £m

At 1 January	150	151

Exchange adjustments	9	(3)

Charge for the year	35	52

Transfer to assets held for sale	(60)	–

Subsequent recoveries of amounts provided for	(19)	(39)

Utilised	(24)	(11)

At 31 December	91	150
Of the total trade receivables balance, £58 million (2021: £86 million) is considered credit impaired, against which a £26 million (2021: £4 million) expected credit loss allowance has been applied. No amount was purchased or originated credit impaired.
Within the other receivables of £1,226 million (2021: £1,266 million), £683 million (2021: £553 million) is classified as financial assets of which £nil (2021: £nil) is classified as held at fair value through profit or loss. At 31 December 2022 an expected credit loss allowance of £6 million (2021: £5 million) was recognised in respect of financial assets with no charge reported in profit or loss during the year.
For more discussion on credit risk practices, please refer to Note 44.